UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RED ROCK RESORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 13, 2019.
RED ROCK RESORTS, INC.
RED ROCK RESORTS, INC.
1505 SOUTH PAVILION CENTER DRIVE LAS VEGAS, NV 89135
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 25, 2019
Date: June 13, 2019 Time: 1:00 p.m., Pacific Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RRR2019.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/RRR2019 and be sure to have the information that is printed in the box marked by the arrow
èXXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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— Before You Vote —
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT AND ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
è XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2019 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
è XXXX XXXX XXXX XXXX
During The Meeting:
(located on the following page) available and follow the instructions.
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Go to www.virtualshareholdermeeting.com/RRR2019. Have the information that is printed in the box marked by the arrow
èXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends you vote “FOR” each of the Board of Directors’ nominees below:
Company Proposal: Proposal 1 - Election of 5 director nominees
Nominees:
01) Frank J. Fertitta III
02) Lorenzo J. Fertitta
03) Robert A. Cashell, Jr.
04) Robert E. Lewis
05) James E. Nave, D.V.M.
The Board of Directors recommends you vote “FOR” proposals 2, 3 and 4 below:
Company Proposal: Proposal 2 - Advisory vote to approve the compensation of our named executive officers.
Company Proposal: Proposal 3 - Approval of the Amended and Restated 2016 Equity Incentive Plan.
Company Proposal: Proposal 4 - Ratification of the appointment of Ernst & Young LLP as our independent auditor for 2019.
The Board of Directors recommends you vote “AGAINST” proposal 5 below:
Shareholder Proposal: Proposal 5 - Proposal regarding majority voting in director elections.
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NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. If you properly submit a proxy, it will be voted in accordance with your instructions.

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